UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2012

BRADY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-14959	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6555 West Good Hope Road Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (414) 358-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 16, 2012, Brady Corporation (the “Corporation”) issued a press release announcing its fiscal 2012 second quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 2.06 MATERIAL IMPAIRMENTS

On February 14, 2012, the Corporation concluded that under generally accepted accounting principles a material charge of approximately $116 million for impairment of goodwill related to the Corporation’s North/South Asia reporting unit will be recorded in the Corporation’s second fiscal quarter ended January 31, 2012. Management, in consultation with the Audit Committee of the Board of Directors of the Corporation, concluded that this charge is appropriate due to a recent decline in operating results and financial forecasts within this reporting unit. Operating results and financial forecasts in the North/South Asia reporting unit have been impacted by reduced sales volumes to one of the Company’s major mobile handset customers due to shifts in end market shares and compressed gross profit margins caused primarily by increased competition in the mobile handset industry. The impact of the reduced sales volume has been offset by additional opportunities within the mobile handset market, but at a reduced gross margin percentage. Management believes that these events are not temporary and that gross margins in the mobile handset market are not likely to improve materially in the near term.

This non-cash impairment charge does not impact the Company’s future cash flow, liquidity, or compliance with debt covenants in its various agreements.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 15, 2012, the Corporation’s Board of Directors approved an amendment to the Corporation’s Bylaws. Section 3.02 of Article III of the Bylaws was amended to extend the mandatory retirement age for Directors from 70 to 72. The Bylaws, as amended, became effective immediately upon approval by the Board of Directors. The foregoing description of the Bylaws, as amended, is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01 REGULATION FD DISCLOSURE

On February 16, 2012, the Corporation hosted a conference call related to its fiscal 2012 second quarter financial results. A copy of the slides referenced in the conference call, which is also posted on the Corporation’s website, is being furnished to the Securities and Exchange Commission as Exhibit 99.2 attached hereto and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this report.

Exhibit No.	Description of Exhibit

3.2	Bylaws of Brady Corporation, as amended February 15, 2012

99.1	Press Release of Brady Corporation, dated February 16, 2012, relating to second quarter fiscal 2012 financial results.

99.2	Informational slides provided by Brady Corporation, dated February 16, 2012, relating to second quarter fiscal 2012 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: February 16, 2012	/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.02	Bylaws of Brady Corporation, as amended February 15, 2012

99.1	Press Release of Brady Corporation, dated February 16, 2012, relating to second quarter fiscal 2012 financial results.

99.2	Informational slides provided by Brady Corporation, dated February 16, 2012, relating to second quarter fiscal 2012 financial results.